Property and equipment, net	12 Months Ended
Dec. 31, 2024
Property and equipment, net
Property and equipment, net

9. Property and equipment, net

	As of December 31,
	2023	2024
	RMB	RMB	US$
Construction in progress	1,134,688,427	1,302,148,272	178,393,582
Leasehold improvements	13,615,929	15,967,920	2,187,596
Office and electronic equipment	7,774,324	11,704,829	1,603,555
Motor vehicles	13,313,052	13,402,055	1,836,074
Aircraft	175,367,530	180,292,710	24,700,000
Buildings	—	118,266,537	16,202,449
Property and equipment, gross	1,344,759,262	1,641,782,323	224,923,256
Less accumulated depreciation	35,527,263	54,915,306	7,523,366
Less impairment	894,274	833,390	114,174
Property and equipment, net	1,308,337,725	1,586,033,627	217,285,716

Depreciation expense, for the years ended December 31, 2022, 2023 and 2024, was RMB 6 million, RMB 14 million and RMB 21 million (US$ 3 million), respectively.

For the years ended December 31, 2022, 2023 and 2024, the interest cost incurred and capitalized was RMB 7 million, RMB 2 million and RMB nil (US$ nil), respectively.

In 2024 and 2023, the Company capitalized buildings and acquired aircraft at a cost of RMB 118 million (US$ 16 million) and RMB 175 million, respectively, to support its business expansion initiatives. In 2023, the depreciation expense for the aircraft amounted to RMB 9 million. In 2024, the depreciation expense for the aircraft was RMB 17 million (US$ 2 million), while no depreciation expenses were recorded for the buildings as they were capitalized in December 2024. As of December 31, 2024, the net value of the aircraft and buildings was RMB 271 million (US$ 37 million).

For the years ended December 31, 2022, 2023 and 2024, the carrying amounts of the disposed property and equipment were RMB 9,611,937, RMB 2,817,196 and RMB 816,244 (US$ 111,825), respectively. The loss from disposal of property and equipment was RMB 8,227,046, RMB 2,568,274 and RMB 690,098 (US$ 94,543) for the years ended December 31, 2022, 2023 and 2024, respectively.